Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is made as of October 26, 2015 among Baxter International Inc., a Delaware corporation (the “Borrower”), JPMorgan Chase Bank, National Association, as administrative agent under the hereinafter defined Credit Agreement (the “Administrative Agent”), and the other financial institutions signatory hereto.

R E C I T A L S:

A. The Borrower, the Administrative Agent and certain financial institutions are parties to a Five-Year Credit Agreement dated as of July 1, 2015 (the “Credit Agreement”).

B. The Borrower, the Administrative Agent and the undersigned Banks wish to amend the Credit Agreement on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Definitions. Unless otherwise specified herein, all capitalized terms used herein shall have the meanings specified in the Credit Agreement.

2. Amendment to Credit Agreement. Upon the Effective Time (as defined below), the definition of “Change of Control” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

“Change of Control” means the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the date hereof) of fifty percent (50%) or more of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower.

3. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

(a) the execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally; and

(b) no Event of Default or Unmatured Event of Default has occurred and is continuing.

4. Effective Time. This Amendment shall become effective on the date (the “Effective Time”) upon the execution and delivery hereof by the Borrower, the Administrative Agent and the Majority Banks.

5. Miscellaneous.

(a) Except as specifically amended hereby, the Credit Agreement, the Notes and the other agreements, instruments and documents executed in connection therewith (collectively, the “Loan Documents”) shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Bank under the Credit Agreement or any other Loan Document, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c) Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

(d) This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

6. Costs and Expenses. The Borrower hereby affirms its obligation under Section 11.04 of the Credit Agreement to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable and documented fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[signature pages follow]

2

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

BAXTER INTERNATIONAL INC.

By:	/s/ David P. Scharf
Name:	David P. Scharf
Title:	Corporate Vice President and General Counsel

[signature page to Amendment No. 1 to Credit Agreement]

JPMorgan Chase Bank, National Association, as Administrative Agent and as a Bank

By	/s/ Lisa A. Whatley
Name: Lisa A. Whatley
Title: Managing Director

[signature page to Amendment No. 1 to Credit Agreement]

Bank of America, N.A.

By	/s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Director

[signature page to Amendment No. 1 to Credit Agreement]

CITIBANK, N.A.

By	/s/ Laura Fogarty
Name: Laura Fogarty
Title: Vice President

[signature page to Amendment No. 1 to Credit Agreement]

MIZUHO BANK, LTD.

By	/s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Authorized Signatory

[signature page to Amendment No. 1 to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

By	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

[signature page to Amendment No. 1 to Credit Agreement]

GOLDMAN SACHS BANK USA

By	/s/ Jerry Li
Name: Jerry Li
Title: Authorized Signatory

[signature page to Amendment No. 1 to Credit Agreement]

UBS AG, Stamford Branch

By	/s/ Denis Bushee
Name: Denise Bushee
Title: Associate Director

By	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

[signature page to Amendment No. 1 to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By	/s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

By	/s/ Karim Rahimtoola
Name: Karim Rahimtoola
Title: Authorized Signatory

[signature page to Amendment No. 1 to Credit Agreement]

BARCLAYS BANK PLC

By	/s/ T. Pham
Name: T. Pham
Title: Director

[signature page to Amendment No. 1 to Credit Agreement]

HSBC Bank USA, N.A.

By	/s/ Andrew Bicker
Name: Andrew Bicker
Title: Senior Vice President

[signature page to Amendment No. 1 to Credit Agreement]

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By	/s/ Jaime Johnson
Name: Jaime Johnson
Title: VP

[signature page to Amendment No. 1 to Credit Agreement]

THE BANK OF NEW YORK MELLON

By	/s/ Clifford A. Mull
Name: Clifford A. Mull
Title: First Vice President

[signature page to Amendment No. 1 to Credit Agreement]